2021 Investor Presentation

RGC Resources

September 2021




10 2
Dr Pepper
4



Forward-Looking Statements

The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute "forward-looking statements" made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide an additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity and potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company's most recent Annual Report on Form 10-K and, if applicable, Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company's website at www.rgcresources.com. Additionally, the COVID-19 pandemic creates significant economic uncertainty for the foreseeable future.

The statements made in this presentation are based on information available to the Company as of the first day of the month set forth on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

Agenda

- Company Overview
- Financial Profile
- Growth Strategy
- Outlook

Organizational Structure

RGC Resources

NASDAQ: RGCO

C-Corp formed 1998

Regulated	**Non-Utility**
Roanoke Gas	RGC Midstream — A RGC Resources Company

Regulated

- **Local Distribution Company (LDC), located in Roanoke, VA**
- **Founded in 1883**

Non-Utility

- **Partner in Mountain Valley Pipeline (MVP)**
- **Partner in proposed MVP Southgate project**

Roanoke Gas Service Territory

- Serve over 62,000 natural gas customers
- Customer Count breakdown:
  - Residential 90%
  - C&I 10%
- Volume breakdown:
  - Residential 35%
  - C&I 65%



West Virginia
Kentucky
Tennessee
North Carolina
Monterey
Clifton Forge
Covington
Lynchburg
Dillwyn
Richmond
Farmville
Chester
Petersburg
Hopewell
Williamsburg
Hampton
Cape Charles
Newport News
Norfolk
Portsmouth
Virginia Beach
Suffolk
Chesapeake
Franklin
Emporia
South Hill
South Boston
Danville
Martinsville
John H Kerr Res
Salem
Roanoke
Blacksburg
Radford
Pulaski
Wytheville
Bluefield
Marion
Norton
Bristol
Abingdon
Mt Rogers +5729
Galax
Hillsville
Clinch
River
BLUE
220

Roanoke Gas

Highly Stable Business Model

Regulated Utility

- VA State Corporation Commission (SCC)
  - 9.44% authorized ROE
- Alternative Cost Recovery Mechanisms
  - Weather Normalization
  - Revenue Sharing
  - Infrastructure Riders
    - SAVE infrastructure replacement rider approved through 2024

Equity and Debt Profile

Equity:

- Top institutional shareholders:
  - T. Rowe Price 7%
  - Vanguard 5%
- Insider ownership: 6%
- $210M Market Capitalization
- Common shares issued and outstanding: 8,325,692
- $37M availability on equity shelf
  - $12M at the market (ATM)

Debt:

- Remaining $110M on shelf facilities
- Up to $40M availability on LOC facility



60.0
50.0
40.0
30.0
20.0
10.0
0.0
(millions)
Bank debt
Prudential
Available (MVP Invest)
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Maturity (Fiscal Year)

Shareholder Return


77 years dividend payments
17 years dividend increases
6 years record earnings
5.7% dividend increase
$0.74 annual dividend
(per share)
Stock price
$33.00
$31.00
$29.00
$27.00
$25.00
$23.00
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
Dividends per share
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Share Price
Dividends/ share

Note: Graph includes stock prices through August 31, 2021.

Growth Strategy

- Regulated Utility Investment
  - CapEx
- Ongoing Regulated Utility Growth
  - Customer Growth
  - Volumes Delivered
- Non-Utility Investments
  - MVP
  - MVP Southgate

Roanoke Gas CapEx



Twelve-months ended June 30:
($000's)
$20,400
$23,800
$22,200
$20,900
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
2018
2019
2020
2021

Roanoke Gas Fiscal CapEx

Fiscal YTD at June 30:



$18.5
$16.5
$14.5
$12.5
$10.5
$8.5
$6.5
$4.5
$2.5
$0.5
Millions
2020
2021
Total Capital Expenditures



Other Capital $4.0
SAVE Rider $6.7
Customer Growth & System Expansion $4.3

$2.0 million or 12% decrease

Customers

3% growth since 2018

Average Customers
(Twelve months ended June 30)


63,000
62,000
61,000
60,000
59,000
2018
2019
2020
2021



New customer additions:

YTD Fiscal 2021	460
Fiscal 2020	550
Fiscal 2019	670
Fiscal 2018	600

Roanoke Gas

Natural Gas Volumes



Volumes Delivered (DTH)
YTD 2020
YTD 2021
Thousands
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Residential
Commercial
Industrial

2021 vs 2020

Total Volumes	**(3%)**
Residential and Commercial Volumes	**6%**
HDD	**1%**

Earnings Per Share

Fiscal YTD at June 30:

	2021	2020
Basic:	$1.23	$1.34
Diluted:	$1.23	$1.34



TTM June 30:
$1.35
$1.25
$1.15
$1.05
$0.95
$0.85
$0.75
$0.65
$0.55
$0.45
$0.90
$1.11
$1.40
$1.19
$0.61
$0.65
$0.69
$0.73
9.8% EPS CAGR
2018
2019
2020
2021
Dividends/Share

Return on Equity



Twelve months ended June 30:
12.0%
11.0%
10.0%
9.0%
8.0%
9.7%
10.9%
13.0%
10.3%
2018
2019
2020
2021

Outlook

- ESG
- Strategic Opportunities
- Economic Development



Environmental

- ✓ System Modernization
- ✓ Emissions Reductions
- ✓ Reduced Carbon Footprint
- ✓ Customer Partnerships

Social

- ✓ Employees
- ✓ Community Engagement
- ✓ Safety
- ✓ Economic Development

Governance

- ✓ Diverse Board of Directors
- ✓ Compliance and Risk Management
- ✓ Diversified Shareholder Ownership
- ✓ Incentive Compensation Aligned with Mission

Strategic Opportunities

- Midstream
- CapEx
- System Expansion



Mountain Valley PIPELINE

MVP SOUTHGATE

MVP Investment (cumulative)



In-service
YTD 2021
2020
2019
$65.0
$12.0
$49.5
$45.3
$37.6
$-
$20
$40
$60
$80
($mm)
Cash Investment
AFUDC

MVP

- Construction resumed
- Project 92% complete
- Target summer 2022

Southgate

- 75 mile MVP extension
- Target spring 2023

equitrans Midstream | NextEra ENERGY | conEdison | WGL Midstream | RGC Midstream

Workers for the Mountain Valley Pipeline weld together sections of pipe near Lindside, WV. (Jenny Harnish/The Register-Herald)

Roanoke Gas System Expansion

Blue Ridge Expansion

- Phase I complete
- Phase II
  - $1 million
  - 6,800 feet

Customer Growth

- 5.8 main extension miles FY21
  - 3.3 miles YTD
  - 2.5 miles projected
  - 460 Customers


Westwood Ct
Doc Meadow Rd
Doc Meadow Rd
Bayshore Mechanical Inc
New Hope Childcare
658
1413
1433
460
Blue Ridge Pkwy
Blue Ridge, VA

Roanoke Gas Capital Budget



$25
$20
$15
$10
$5
$0
Millions
$22.9
$21.1
$20.0
$20.0
$18.0
$18.0
2020A
2021E
2022E
2023E
2024E
2025E

Forecast totals through 2025:

SAVE Infrastructure Replacement	$39.3
Customer Growth & System Expansion	$32.2
Utility Maintenance	$25.6
Total	**$97.1**

Economic Development

Economists say Carilion Clinic adds over $3.2 Billion to Virginia's Economy

The Roanoke Times (Times) Jan 2020



CARILION CLINIC

Munters Group AB, a global leader in energy-efficient and sustainable climate solutions will build a state-of-the-art facility. The company will invest $36 million.

Munters

Roanoke Regional Partnership (Roanoke.org) – 3.25.2021

ROWE

Lumber grading facility added 4 natural gas-fired kilns. Capacity to burn additional 210,000 DTH annually.

Top 20 customer

Mack Trucks opens 13th U.S. truck factory in Roanoke County, to hire 250

Times – 8.16.2020

MACK

EPS Analysis



$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.95
$0.05
$0.90
$1.08
$0.15
$0.93
$1.30
$0.29
$1.01
$1.14
$1.08
2018 Actual
2019 Actual
2020 Actual
2021 Forecast
EPS (net Midstream)
Midstream EPS
Range
Implied Dividend Payout Ratio:
64.9%
68.5%

RGC Resources™